Reconciliation of Adjusted EBITDA to Cash Provided by Operations

Reconciliation of Adjusted EBITDA to Cash Provided by Operations

(millions)	1Q04	1Q03	2Q03	3Q03	4Q03	Full Year 2003	Full Year 2002	Full Year 2001	Full Year 2000
Net income (loss)*	**$ 147**	**$ (30)**	**$ 61**	**$ 192**	**$ 31**	**$ 254**	**$ (735)**	**$ (477)**	**$ 343**
Unusual items before income tax	26	84	4	(54)	97	131	916	605	268
Depreciation, amortization and accretion	256	261	261	261	262	1,045	1,030	1,343	910
Accounting change	-	(28)	-	-	-	(28)	545	(11)	-
Interest, net	200	207	206	204	216	833	841	1,080	595
Taxes	73	(58)	28	99	40	109	(318)	174	210
Adjusted EBITDA	**702**	**$ 436**	**$ 560**	**$ 702**	**$ 646**	**$ 2,344**	**$ 2,279**	**$ 2,714**	**$ 2,326**
Unusual charges or credits, before income tax	(26)	(84)	(4)	54	(97)	(131)	(916)	(605)	(268)
Depreciation, amortization and accretion	(256)	(261)	(261)	(261)	(262)	(1,045)	(1,030)	(1,343)	(910)
Interest, net	(200)	(207)	(206)	(204)	(216)	(833)	(841)	(1,080)	(595)
Benefit (provision) for income taxes	(73)	58	(28)	(99)	(40)	(109)	318	(174)	(210)
Cumulative effect of accounting changes, net of taxes	-	28	-	-	-	28	(545)	11	-
Net (loss) income*	**147**	**(30)**	**61**	**192**	**31**	**254**	**(735)**	**(477)**	**343**
Adjustments to reconcile net (loss) income to cash provided by operations, excluding the effects of acquisitions and divestitures:									
Cumulative effect of accounting change, net of taxes	-	(28)	-	-	-	(28)	545	(11)	-
Depreciation, amortization and accretion	256	261	261	261	262	1,045	1,030	1,346	915
Deferred income taxes	(46)	(59)	(48)	40	(43)	(110)	(24)	(132)	82
Other losses (gains), net	26	79	(16)	(102)	60	21	870	514	141
Change in working capital and other, net	(431)	(248)	435	133	303	623	(677)	171	(87)
Income from Discontinued Timber Operations								70	162
Cash provided by operations	**$ (48)**	**$ (25)**	**$ 693**	**$ 524**	**$ 613**	**$ 1,805**	**$ 1,009**	**$ 1,481**	**$ 1,556**

* Before discontinued Timber Company operations in 2001 and 2000.

Adjusted EBITDA is defined as (loss) income from continuing operations before income taxes plus interest expense, depreciation, amortization, and is adjusted to exclude charges and credits that management deem to be unusual. Those charges or credits include some items which have been or are expected to be settled in cash. Adjusted EBITDA is not an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles, but we present it because we believe it is a widely accepted indicator of our ability to incur and service debt and make capital expenditures. Adjusted EBITDA does not give effect to cash used for or provided by principal repayments of debt, capital expenditures, proceeds from asset sales, changes in working capital needs, and other items and thus does not reflect excess funds available for discretionary uses. Adjusted EBITDA as presented herein may not be comparable to similarly titled measures reported by other companies. Unusual items before taxes are detailed in the Reconciliation of Operating Income to Operating Income Before Unusual Items.

Adjusted EBITDA by Segment

First Quarter 2004

(millions)	N. A. Consumer	Int'l Consumer	Packaging	Bl. Pulp & Paper	Bldg. Prods. Mfg.	Bldg. Prods. Distr.	Discon. Operation	Other	Total
Operating profit (loss) as reported	$ 122	$ 58	$ 45	$ (20)	$ 263	$ 58	$ 10	$ (116)	$ **420**
Unusual items:									
Asset impairments, severance costs and other	2	(4)	-	-	2	-	-	-	-
Debt refinancing cost	-	-	-	-	-	-	-	26	**26**
Total unusual items	2	(4)	-	-	2	-	-	26	**26**
Operating profit excluding unusual items	124	54	45	(20)	265	58	10	(90)	**446**
Depreciation and amortization	100	31	35	28	40	3	13	6	**256**
Adjusted EBITDA	$ 224	$ 85	$ 80	$ 8	$ 305	$ 61	$ 23	$ (84)	$ **702**

Operating income (loss) before unusual items is operating income (loss) from continuing operations reported under generally accepted accounting principles ("GAAP") excluding the pre-tax effect of items related to continuing operations considered by management to be unusual. We believe that this measure emphasizes our core on-going operations and that it is useful to investors enabling them to perform meaningful comparisons of past and present operating results. We believe that using this information along with operating income (loss) provides for a more complete analysis of results of operations. Operating income (loss) is the most directly comparable GAAP measure.

**See reconciliation of Adjusted EBITDA to Cash Provided by Operations in Appendix to this presentation*

Georgia-Pacific

Adjusted EBITDA by Segment

First Quarter 2003

(millions)	N. A. Consumer	Int'l Consumer	Packaging	Bl. Pulp & Paper	Bldg. Prods. Mfg.	Bldg. Prods. Distr.	Discon. Operation	Other	Total
Operating profit as reported	$ 123	$ 43	$ 59	$ (43)	$ (17)	$ 3	$ (9)	$ (68)	$ **91**
Unusual items:									
Asset impairments, severance costs and other	25	-	-	49	7	-	-	3	**84**
Operating profit excluding unusual items	148	43	59	6	(10)	3	(9)	(65)	**175**
Depreciation and amortization	94	25	41	31	41	5	18	6	**261**
Adjusted EBITDA	$ 242	$ 68	$ 100	$ 37	$ 31	$ 8	$ 9	$ (59)	$ **436**

Second Quarter 2003

(millions)	N. A. Consumer	Int'l Consumer	Packaging	Bl. Pulp & Paper	Bldg. Prods. Mfg.	Bldg. Prods. Distr.	Discon. Operation	Other	Total
Operating profit as reported	$ 147	$ 39	$ 100	$ -	$ 39	$ 21	$ 14	$ (65)	$ **295**
Unusual items:									
Asset impairments, severance costs and other	11	-	-	-	7	-	-	4	**22**
Gain/Loss from sale of assets	-	-	(18)	-	-	-	-	-	**(18)**
Total unusual items	11	-	(18)	-	7	-	-	4	**4**
Operating profit excluding unusual items	158	39	82	-	46	21	14	(61)	**299**
Depreciation and amortization	94	26	40	31	41	5	18	6	**261**
Adjusted EBITDA	$ 252	$ 65	$ 122	$ 31	$ 87	$ 26	$ 32	$ (55)	$ **560**

Operating income (loss) before unusual items is operating income (loss) from continuing operations reported under generally accepted accounting principles ("GAAP") excluding the pre-tax effect of items related to continuing operations considered by management to be unusual. We believe that this measure emphasizes our core on-going operations and that it is useful to investors enabling them to perform meaningful comparisons of past and present operating results. We believe that using this information along with operating income (loss) provides for a more complete analysis of results of operations. Operating income (loss) is the most directly comparable GAAP measure.

**See reconciliation of Adjusted EBITDA to Cash Provided by Operations in Appendix to this presentation*

Adjusted EBITDA by Segment

Third Quarter 2003

(millions)	N. A. Consumer	Int'l Consumer	Packaging	Bl. Pulp & Paper	Bldg. Prods. Mfg.	Bldg. Prods. Distr.	Discon. Operation	Other	Total
Operating profit as reported	$ 164	$ 41	$ 76	$ 4	$ 156	$ 52	$ 14	$ (12)	$ **495**
Unusual items:									
Asset impairments, severance costs and other	1	-	-	-	20	-	-	43	**64**
Adjust asbestos insurance receivables	-	-	-	-	-	-	-	(118)	**(118)**
Total unusual items	1	-	-	-	20	-	-	(75)	**(54)**
Operating profit excluding unusual items	165	41	76	4	176	52	14	(87)	**441**
Depreciation and amortization	94	27	42	29	40	5	18	6	**261**
Adjusted EBITDA	$ 259	$ 68	$ 118	$ 33	$ 216	$ 57	$ 32	$ (81)	$ **702**

Fourth Quarter 2003

(millions)	N. A. Consumer	Int'l Consumer	Packaging	Bl. Pulp & Paper	Bldg. Prods. Mfg.	Bldg. Prods. Distr.	Discon. Operation	Other	Total
Operating profit as reported	$ 167	$ 37	$ 109	$ (10)	$ 201	$ 22	$ (103)	$ (136)	$ **287**
Unusual items:									
Asset impairments, severance costs and other	44	15	-	7	6	-	-	19	**91**
Impairment of market pulp goodwill	-	-	-	-	-	-	106	-	**106**
Adjust asbestos liability, net of insurance receivables	-	-	-	-	-	-	-	16	**16**
Gain from sale of railroads	-	-	(50)	-	-	-	-	-	**(50)**
Adjust reserve for Fox River cleanup	(66)	-	-	-	-	-	-	-	**(66)**
Total unusual items	(22)	15	(50)	7	6	-	106	35	**97**
Operating profit excluding unusual items	145	52	59	(3)	207	22	3	(101)	**384**
Depreciation and amortization	96	29	40	28	41	5	19	4	**262**
Adjusted EBITDA	$ 241	$ 81	$ 99	$ 25	$ 248	$ 27	$ 22	$ (97)	$ **646**

Operating income (loss) before unusual items is operating income (loss) from continuing operations reported under generally accepted accounting principles ("GAAP") excluding the pre-tax effect of items related to continuing operations considered by management to be unusual. We believe that this measure emphasizes our core on-going operations and that it is useful to investors enabling them to perform meaningful comparisons of past and present operating results. We believe that using this information along with operating income (loss) provides for a more complete analysis of results of operations. Operating income (loss) is the most directly comparable GAAP measure.

**See reconciliation of Adjusted EBITDA to Cash Provided by Operations in Appendix to this presentation*

Adjusted EBITDA by Segment

Full Year 2003

(millions)	N. A. Consumer	Int'l Consumer	Packaging	Bl. Pulp & Paper	Bldg. Prods. Mfg.	Bldg. Prods. Distr.	Discon. Operation	Other	Total
Operating profit as reported	$ 601	$ 160	$ 344	$ (49)	$ 379	$ 98	$ (84)	$ (281)	**$ 1,168**
Unusual items:									
Asset impairments, severance costs and other	81	15	-	56	40	-	-	69	**261**
Impairment of market pulp goodwill	-	-	-	-	-	-	106	-	**106**
Adjust asbestos liability, net of insurance receivables	-	-	-	-	-	-	-	(102)	**(102)**
Gain/Loss from sale of assets	-	-	(68)	-	-	-	-	-	**(68)**
Adjust reserve for Fox River cleanup	(66)	-	-	-	-	-	-	-	**(66)**
Total unusual items	15	15	(68)	56	40	-	106	(33)	**131**
Operating profit excluding unusual items	616	175	276	7	419	98	22	(314)	**1,299**
Depreciation and amortization	378	107	163	119	163	20	73	22	**1,045**
Adjusted EBITDA	$ 994	$ 282	$ 439	$ 126	$ 582	$ 118	$ 95	$ (292)	**$ 2,344**

Full Year 2002

(millions)	N. A. Consumer	Int'l Consumer	Packaging	Bl. Pulp & Paper	Paper Distribution	Bldg. Prods. Mfg.	Bldg. Prods. Distr.	Discon. Operation	Other	Total
Operating profit as reported	$ 851	$ 141	$ 321	$ 36	$ (516)	$ 129	$ 50	$ 24	$ (703)	**$ 333**
Unusual items:										
Asset impairments, severance costs and other	18	-	1	7	217	(1)	-	-	61	**303**
Adjust asbestos liability, net of insurance receivables	-	-	-	-	-	-	-	-	315	**315**
Gain/Loss from sale of assets	-	-	-	-	298	-	-	-	-	**298**
Total unusual items	18	-	1	7	515	(1)	-	-	376	**916**
Operating profit excluding unusual items	869	141	322	43	(1)	128	50	24	(327)	**1,249**
Depreciation and amortization	356	88	162	122	19	164	22	71	26	**1,030**
Adjusted EBITDA	$ 1,225	$ 229	$ 484	$ 165	$ 18	$ 292	$ 72	$ 95	$ (301)	**$ 2,279**

Operating income (loss) before unusual items is operating income (loss) from continuing operations reported under generally accepted accounting principles ("GAAP") excluding the pre-tax effect of items related to continuing operations considered by management to be unusual. We believe that this measure emphasizes our core on-going operations and that it is useful to investors enabling them to perform meaningful comparisons of past and present operating results. We believe that using this information along with operating income (loss) provides for a more complete analysis of results of operations. Operating income (loss) is the most directly comparable GAAP measure.

**See reconciliation of Adjusted EBITDA to Cash Provided by Operations in Appendix to this presentation*

Georgia-Pacific

Adjusted EBITDA by Segment

Full Year 2001

(millions)	N. A. Consumer	Int'l Consumer	Packaging	Bl. Pulp & Paper	Paper Distribution	Bldg. Prods. Mfg.	Bldg. Prods. Distr.	Discon. Operation	Other	Total
Operating profit as reported	$ 663	$ 126	$ 387	$ (8)	$ 48	$ 83	$ 65	$ 34	$ (632)	$ **766**
Unusual items:										
Asset impairments, severance costs and other	83	-	-	-	(7)	93	4	-	-	**173**
Adjust asbestos liability, net of insurance receivables	-	-	-	-	-	-	-	-	350	**350**
Gain/Loss from sale of assets	-	-	-	63	-	-	-	-	-	**63**
Debt refinancing cost	-	-	-	-	-	-	-	-	19	**19**
Total unusual items	83	-	-	63	(7)	93	4	-	369	**605**
Operating profit excluding unusual items	746	126	387	55	41	176	69	34	(263)	**1,371**
Depreciation and amortization	504	96	175	218	46	173	27	81	23	**1,343**
Adjusted EBITDA	$ 1,250	$ 222	$ 562	$ 273	$ 87	$ 349	$ 96	$ 115	$ (240)	$ **2,714**

Full Year 2000

(millions)	N. A. Consumer	Int'l Consumer	Packaging	Bl. Pulp & Paper	Paper Distribution	Bldg. Prods. Mfg.	Bldg. Prods. Distr.	Discon. Operation	Other	Total
Operating profit as reported	$ (9)	$ (9)	$ 515	$ 152	$ 158	$ 354	$ 23	$ 202	$ (238)	$ **1,148**
Unusual items:										
Asset impairments, severance costs and other	206	-	-	57	-	30	-	-	-	**293**
Gain/Loss from sale of assets	-	-	(25)	-	-	-	-	-	-	**(25)**
Total unusual items	206	-	(25)	57	-	30	-	-	-	**268**
Operating profit excluding unusual items	197	(9)	490	209	158	384	23	202	(238)	**1,416**
Depreciation and amortization	162	-	174	239	36	172	30	80	17	**910**
Adjusted EBITDA	$ 359	$ (9)	$ 664	$ 448	$ 194	$ 556	$ 53	$ 282	$ (221)	$ **2,326**

Operating income (loss) before unusual items is operating income (loss) from continuing operations reported under generally accepted accounting principles ("GAAP") excluding the pre-tax effect of items related to continuing operations considered by management to be unusual. We believe that this measure emphasizes our core on-going operations and that it is useful to investors enabling them to perform meaningful comparisons of past and present operating results. We believe that using this information along with operating income (loss) provides for a more complete analysis of results of operations. Operating income (loss) is the most directly comparable GAAP measure.

**See reconciliation of Adjusted EBITDA to Cash Provided by Operations in Appendix to this presentation*